UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)       JUNE 23, 2005
                                                       -------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-15381                                          36-3498354
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(Commission File Number)                       (IRS Employer Identification No.)


          507 WEST TENTH STREET
           WEST POINT, GEORGIA                                    31833
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE.

           On June 23, 2005, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company") entered in an asset purchase agreement (the "Asset Purchase Agreement") with certain affiliates of American Real Estate Holding Limited Partnership (the "Purchaser"), pursuant to which Purchaser has agreed to purchase substantially all of the assets (the "Assets") of the Company. The entry into the Asset Purchase Agreement, and the selection of Purchaser as the purchaser of the Assets, is subject to the approval of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") at a hearing to be held on June 24, 2005. A copy of the notice filed with the Bankruptcy Court in connection with such hearing is attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

         99.1 Notice of Successful Bidder at June 23, 2005 Auction with Respect to Sale of Substantially all of the Company's Assets

















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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WESTPOINT STEVENS INC.

                                   By: /s/ Christopher N. Zodrow
                                       -------------------------------------
                                       Name: Christopher N. Zodrow, Esq.
                                       Title: Vice President and Secretary




Date: June 24, 2005





















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
                                  EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------

99.1 Notice of Successful Bidder at June 23, 2005 Auction with Respect to Sale of Substantially all of the Company's Assets


























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